SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 22, 2010

APEXTALK HOLDINGS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-153838	26-1402471
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

637 Howard Street
San Francisco, CA 94105
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 228 2829
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 30, 2009, Apextalk Holdings, Inc. (the ‘Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Champion Investors (China) Ltd., a New York company, as disclosed in a Form 8-K previously filed on February 4, 2010. Pursuant to the Stock Purchase Agreement, the Company agreed to sell and the Purchaser agreed to purchase a total of 1,666,668 shares of the Company’s newly issued common stock (the “Common Shares”) at a purchase price of $2.40 per share equal to Four Million Dollars ($4,000,000) in the aggregate (the “Purchase Price”) in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On February 22, 2010, the Company effectuated the second closing of the Stock Purchase Agreement upon receipt of an additional $1,000,000 of the Purchase Price, in connection with which the Company issued to the Purchaser 416,667 shares of the Company’s common stock. The remaining Purchase Price shall be paid to the Company within 90 days of the execution of the Stock Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities

On February 22, 2010, the Company issued a total of 416,667 shares of common stock to the Purchaser in exchange for $1,000,000 of the Purchase Price pursuant to the Stock Purchase Agreement. The 416,667common shares were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act.

These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of the securities by the Company did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered.  The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Purchaser had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.”

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Purchase Agreement by and between Apextalk Holding, Inc. and Champion Investors (China) Ltd. dated December 30, 2009. *

*Filed as Exhibit 10.1 to the Form 8-K filed on February 4, 2010 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

APEXTALK HOLDINGS, INC.
Dated: February 25, 2010
By: /s/ Hui Liu
Hui Liu Chief Executive Officer